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                                                                  Exhibit 10.8.2

                                                                       [5/13/03]

Schedule identifying executives of Mindspeed who will be party to an Employment Agreement in the form set forth as Exhibit 10.8.1 to this Registration Statement


                                      Name
                                      ----

                                David W. Carroll

                                   Mojy Chian

                                 Harry Davoody

                                 Raouf Y. Halim

                                 Thomas Medrek

                                Wayne K. Nesbit

                                Daryush Shamlou

                                Thomas A. Stites

                                Bradley W. Yates